THIRD AMENDMENT TO EMPLOYMENT AGREEMENT AND
FIRST AMENDMENT TO INCENTIVE PAYMENT AGREEMENT

WHEREAS, iHeartMedia, Inc. (formerly known as CC Media Holdings, Inc.) (“Company”) and Steven J. Macri (“Employee”) entered into an Employment Agreement effective October 7, 2013, as amended on July 3, 2017 and February 27, 2018 (“Employment Agreement”);

WHEREAS, Company and Employee entered into an Incentive Payment Agreement on or about February 26, 2018 (“Incentive Payment Agreement”);

WHEREAS, the parties desire to amend the above-referenced Employment Agreement and Incentive Payment Agreement as provided herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties enter into this Third Amendment to Employment Agreement and First Amendment to Incentive Payment Agreement.

1.The Third Amendment to Employment Agreement and First Amendment to Incentive Payment Agreement are effective upon complete execution by the parties.

2.    Section 1 (Term of Employment) of the Employment Agreement is amended such that the Employment Period is extended through June 30, 2019.

3.    Section 1 (Supplemental Incentive Payment) of the Incentive Payment Agreement is amended to insert the following between the second and third sentences of the second paragraph:

Termination of employment upon expiration of the Employment Period provided in your Employment Agreement shall not constitute a Bad Leaver Termination.

4.    This Third Amendment to Employment Agreement and First Amendment to Incentive Payment Agreement represent the complete and total understanding of the parties with respect to the content thereof, and cannot be modified or altered except if done so in writing, and executed by all parties. All other provisions of the aforementioned agreements shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Employment Agreement and First Amendment to Incentive Payment Agreement on the date written below and upon full execution by all parties, this Agreement shall be effective as set forth in Section 1 above.

EMPLOYEE:

_____________________________________            Date: _________________________
Steven J. Macri

COMPANY:

_____________________________________            Date: _________________________
Richard J. Bressler
President, Chief Operating Officer and
Chief Financial Officer

APPROVED & PREPARED BY: LW/ti